                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 20, 2003

                           FIRST NATIONAL FUNDING LLC
                     FIRST BANKCARD MASTER CREDIT CARD TRUST
             (Exact name of registrant as specified in its charter)

           Nebraska                 333-86574-00, 333-86574-01                         02-0598125
  (State of Incorporation)          (Commission File Number)                  (IRS Employer Identification
                                                                                          Number)

               1620 Dodge Street
               Stop Code 3198
               Omaha, Nebraska                                68197-3198
   (Address of principal executive offices)                   (Zip Code)

                                 (402) 341-0500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

      On March 20, 2003, First National Master Note Trust issued $415,000,000 Class A Series 2003-1 Asset Backed Notes, $38,750,000 Class B Series 2003-1 Asset Backed Notes, and $46,250,000 Class C Series 2003-1 Asset Backed Notes (collectively, the "Notes") described in a Prospectus Supplement dated March 13, 2003 to Prospectus dated March 13, 2003.

Item 7. Financial Statements and Exhibits.

(C) Exhibits

EXHIBIT NO.                DOCUMENT DESCRIPTION

Exhibit 1.1 Underwriting Agreement, dated March 13, 2003, among Banc One Capital Markets, Inc. and Banc of America Securities LLC. as Representatives of the Underwriters, First National Funding LLC and First National Bank of Omaha

Exhibit 4.2 Series 2003-1 Indenture Supplement, dated as of March 20, 2003, between First National Master Note Trust and The Bank of New York, including form of the Notes


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2003                FIRST NATIONAL FUNDING LLC

                                     By:  First National Funding Corporation,
                                          Managing Member

                                     By   /s/ Jean L. Koenck
                                          -------------------------------------
                                          Jean L. Koenck, Senior Vice President


Dated: March 20, 2003                FIRST BANKCARD MASTER CREDIT
                                     CARD TRUST,

                                     By:  First National Bank of Omaha,
                                          As Servicer of First Bankcard Master
                                          Credit Card Trust

                                     By:  /s/ Jean L. Koenck
                                          -------------------------------------
                                          Jean L. Koenck, Senior Vice President


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